Exhibit 4


                                          JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of The MONY Group Inc., and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

Date:  December 10, 2003


GOLDMAN, SACHS & CO.                        THE GOLDMAN SACHS GROUP, INC.

By: /s/ ROGER S. BEGELMAN                   By: /s/ ROGER S. BEGELMAN
    -----------------------                     -----------------------
Name:  Roger S. Begelman                    Name:  Roger S. Begelman
Title: Attorney-in-fact                     Title: Attorney-in-fact

GS MEZZANINE PARTNERS, L.P.                 GS MEZZANINE PARTNERS OFFSHORE, L.P.

By: /s/ ROGER S. BEGELMAN                   By: /s/ ROGER S. BEGELMAN
    -----------------------                     -----------------------
Name:  Roger S. Begelman                    Name:  Roger S. Begelman
Title: Attorney-in-fact                     Title: Attorney-in-fact

GS MEZZANINE ADVISORS, L.L.C.               STONE STREET FUND 1997, L.P.

By: /s/ ROGER S. BEGELMAN                   By: /s/ ROGER S. BEGELMAN
    -----------------------                     -----------------------
Name:  Roger S. Begelman                    Name:  Roger S. Begelman
Title: Attorney-in-fact                     Title: Attorney-in-fact

BRIDGE STREET FUND 1997, L.P.               STONE STREET 1997, L.L.C.

By: /s/ ROGER S. BEGELMAN                   By: /s/ ROGER S. BEGELMAN
    -----------------------                     -----------------------
Name:  Roger S. Begelman                    Name:  Roger S. Begelman
Title: Attorney-in-fact                     Title: Attorney-in-fact